                                                                 Exhibit 10.2(c)


                    SECOND AMENDMENT TO SHAREHOLDER AGREEMENT

         This Second Amendment to Shareholder Agreement (this "AMENDMENT") is made on May 3, 2002, among NOMOS Corporation (the "COMPANY") and the persons listed on the signature pages hereto (each a "SHAREHOLDER", and collectively, the "SHAREHOLDERS").

                                   BACKGROUND

         The Shareholders and the Company are parties to that certain Shareholder Agreement dated March 2, 2001 (as amended by the First Amendment to Shareholder Agreement, dated March 26, 2001, the "SHAREHOLDER AGREEMENT"), which they now desire to amend to provide for its automatic termination upon the consummation of a Qualified Public Offering, as defined in the Shareholder Agreement.

                                    AGREEMENT

         The parties hereto, intending to be legally bound, agree as follows:

         A. DEFINED TERMS. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Shareholder Agreement.

         B. TERMINATION UPON QUALIFIED PUBLIC OFFERING. Notwithstanding any contrary terms or provisions of the Shareholder Agreement, the Shareholder Agreement shall terminate automatically and in its entirety immediately upon the closing of a Qualified Public Offering.

         C. EFFECT ON OTHER PROVISIONS. Except as specifically amended pursuant to the foregoing Section B, the Shareholder Agreement shall remain in full force and effect in accordance with its prior terms.

         D. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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         IN WITNESS WHEREOF, the parties hereto have executed this Second
Amendment to Shareholder Agreement as of the date first written above.


                                COMPANY

                                NOMOS CORPORATION


                                By:  /s/ John W. Manzetti
                                   -------------------------------------

                                Name: John W. Manzetti
                                     -----------------------------------

                                Title:  President and Chief Executive Officer
                                      ---------------------------------------


                                FOUNDER (included as a Shareholder)


                                /s/ John A. Friede
                                ----------------------------------------
                                   John A. Friede


                                SHAREHOLDERS

                                CORPORATE OPPORTUNITIES FUND, L.P.
                                CORPORATE OPPORTUNITIES FUND
                                (INSTITUTIONAL), L.P.

                                By: SMM Corporate Mangement, LLC,
                                    General Partner

                                By: /s/ James C. Gale
                                   -------------------------------------

                                Name: James C. Gale
                                     -----------------------------------

                                Title:  Managing Director
                                      ----------------------------------


                                CROSS-ATLANTIC PARTNERS
                                CROSS-ATLANTIC PARTNERS II
                                CROSS-ATLANTIC PARTNERS III


                                By: /s/ John Cassis
                                   -------------------------------------

                                Name:  CASSIS
                                     -----------------------------------

                                Title: Partner
                                      ----------------------------------

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                                 SIGNATURE PAGE
                                       TO
               SECOND AMENDMENT TO SHAREHOLDER AGREEMENT (CONT'D)




                                ----------------------------------------
                                Howard Silverman



                                ----------------------------------------
                                Phyllis Silverman



                                ----------------------------------------
                                Andrew Zacks



                                SMH NOMOS, LLC


                                By:  /s/ Bruce R. McMaken
                                   -------------------------------------

                                Name: Bruce R. McMaken
                                     -----------------------------------

                                Title: Manager
                                      ----------------------------------